Q4 FY12 Shareholder Conference Call
July 16, 2012
© 2012. All rights reserved.

© 2012. All rights reserved.

Safe Harbor Statement
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any
statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and
Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-
looking statements.

Agenda
© 2012. All rights reserved.

• Q4 Overview
• Q4 and FY 2012 Financial Detail
• Ranor Challenges and Responses
• Product Diversification
• FY13 Outlook

Q4 Income Statement
Consolidated Income Statement ($ in Millions except Shares & EPS)	Q4 2012	Q4 2011	FY 2012	FY 2011
Revenues	$6.1	$8.1	$33.3	$32.3
Gross Margin	0.03%	26.7%	15.3%	30.7%
Operating Income (loss)	$(2.8)	$0.4	$(3.4)	$4.7
Net Income (loss)	$(1.3)	$0.2	$(2.1)	$2.7
EPS - Diluted	$(0.07)	$0.00	$(0.13)	$0.12
4
© 2012. All rights reserved.

• Legacy pricing and
 operational issues at
 Ranor with prototypes
 or first-article products
 contributed to lower
 top line revenue and
 bottom-line loss
• China ramp progressing;
 particularly in the
 Sapphire market sector

Revenue by Customer
$ Millions
$12
$10
$8
$6
$4
$2
$0
$6.2
$8.4
$9.6
$8.1
$9.2
$7.1
$10.9
$6.1
60%
48%
59%
55%
49%
3%
50%
20%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2102
Solar Customer
Defense Customer
Industrial Customer
Other
Total

Revenue Distribution
© 2012. All rights reserved.

Solar Production
from Q2
recognized in Q3
• Solar equipment revenues
 decreased from ~50% to 20%
 of total business
• WCMC division revenue was
 $4.6-million from Solar
 Customer(s) from 9-months of
 volume production in fiscal
 2012
• Ranor division missed its
 internal revenue plan by ~$5-
 million
• For FY2013; growth will be in
 Medical, Defense, Nuclear and
 Sapphire
• Medical and Sapphire expected
 to be the largest year-on-year
 growth sectors (% basis)

Q4 Income Statement
Consolidated Income Statement ($ in Millions except Shares & EPS)	Q4 2012	Q4 2011	FY 2012	FY 2011
Revenues	$6.1	$8.1	$33.3	$32.3
Gross Profit	$0.002	$2.2	$5.1	$9.9
Gross Margin	0.03%	26.7%	15.3%	30.7%
Operating Expenses	$2.8	$1.8	$8.5	$5.2
Operating (Loss) Income	$(2.8)	$0.4	$(3.4)	$4.7
Operating Margin	(45.9%)	5.0%	(10.2%)	14.7%
Net (Loss) Income	$(1.3)	$0.2	$(2.0)	$2.7
Net Margin	(21.3%)	2.5%	(6.0%)	8.3%
Weighted Average Shares - Basic	17.8	15.0	16.7	14.5
EPS - Diluted	$(0.07)	$0.00	$(0.11)	$0.12
6
© 2012. All rights reserved.

Balance Sheet Highlights
© 2010. All rights reserved.

($ in Millions)	March 31, 2012	March 31, 2011
Cash	2.8	7.5
Current Assets	16.3	17.7
Total Assets	24.0	22.9
Current Liabilities	6.1	4.1
Total Liabilities	11.9	9.3
Total Stockholders’ Equity	12.2	13.9
Long-Term Debt	March 31, 2012
Term Note	571,429
Series A & B Bonds	5,627,082
Capex Debt/Capital Lease	936,716
Total Long-Term Debt	7,135,227

Ranor Challenges and Transition
Moving the Ranor division from dominant single customer and repetitious
“production environment” of the previous 5+ years to larger-scale prototypes which will evolve to volume products in Medical, Nuclear and Defense sectors
Bob Francis was hired to lead Ranor through the challenges and has established a new senior management team to support the transition
© 2012. All rights reserved.

Cultural improvements:
empowerment, teamwork,
accountability for all
management levels
Improve and enhance ERP
systems, reporting
functionalities and information
gathering capabilities
Maintain and enhance quality
and on-time shipments:
Delight our customers

Product Solution Strategy
© 2012. All rights reserved.

• Historically the Company produced piece-part (highly competitive/less value-add to customers) vs. product solutions (less competitive/more value-add to customers)
• Product Solution involves supplying the manufacturing engineering, large-parts, small parts (mechanical and electrical) in a complete/tested solution
• Example: solar furnace “piece-part” vs. sapphire furnace “product solution”
Electro/Mechanical
Actuation Cylinder
Assembled and
Tested Assembly
Small Value-add
Parts (Completed
Assembly)
Support and Install
Frame (Completed
Assembly)
Sapphire Furnace
“Product Solution”
Solar Furnace
“Piece Part”

Strategic Production Solutions for Profitable Growth
© 2012. All rights reserved.

NRC approved Nuclear Isotope and
Fissile (pending) Transport Casks
S250 Proton Beam
Cancer Treatment
(510k clearance)
Carbon Black
Furnaces
GDEB/BAE: Multiple
Confidential Virginia Class
Product Assemblies
Sapphire Furnaces

FY2013 Customer and Sector Pipeline
© 2012. All rights reserved.

Alternative Energy:
 Sapphire Pipeline: $6 - $12M
 Solar Pipeline: $5 - $8M
Nuclear: $7 - $12M
Defense and Aerospace: $10 - $14M

Medical: $8 - $10M
Commercial Industrial: $3 - $6M
Current Backlog
(July 13th) $28.9-million

Medical, 3.30%
Nuclear, 6.30%
Commercial , 21.30%
Defense & Aerospace, 25.60%
Alternative Energy, 43.50%

Sapphire, 13%
Medical, 21%
Commercial , 7%
PolySi & Solar, 15%
Nuclear, 18%
Defense & Aerospace, 26%

Served Markets: “Achieving Balance” in FY2013

© 2012. All rights reserved.
FY2012: Single Product
Dependence and Risk
FY2013 Outlook:
Balance with Multiple Volume
Products

www.TechPrecision.com
www.ranor.com
www.wcmcsolutions.com